Exhibit 6(c)

                      Amendment to Distribution Agreements

     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.

Name of Fund                                                  Date of Agreement
------------                                                  ------------------

The BlackRock Government Income Trust                         August 30, 1991 and amended
 (Class A)                                                    and restated on April 12, 1995

Command Government Fund                                       September 15, 1988 and
                                                              amended and restated on
                                                              April 12, 1995

Command Money Fund                                            September 15, 1988 and
                                                              amended and restated on
                                                              April 12, 1995

Command Tax-Free Money Fund                                   September 15, 1988 and
                                                              amended and restated on
                                                              April 12, 1995

Global Utility Fund, Inc.                                     February 4, 1991 and
(Class A)                                                     amended and restated on
                                                              July 1, 1993, August 1, 1994
                                                              and May 4, 1995

Nicholas-Applegate Fund, Inc.                                 August 1, 1994 and amended
(Class A)                                                     and restated on May 12, 1995

         Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                                    January 22, 1990 and
  (Class A)                                                   amended and restated on
                                                              August 1, 1994 and
         Strategy Portfolio                                   May 3, 1995
         Balanced Portfolio


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

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

Prudential California Municipal Fund                          August 1, 1994 and amended
  (Class A)                                                   and restated on May 5, 1995

         California Income Series
         California Series

Prudential California Municipal Fund                          February 10, 1989 and
                                                              amended and restated on
         California Money Market Series                       July 1, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.                        January 3, 1995 and amended
  (Class A)                                                   and restated on June 13, 1995

Prudential Equity Fund, Inc.                                  August 1, 1994 and amended
  (Class A)                                                   and restated on May 5, 1995

Prudential Equity Income Fund                                 August 1, 1994 and amended
  (Class A)                                                   and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.                           July 11, 1994 and amended
  (Class A)                                                   and restated on June 13, 1995

Prudential Global Fund, Inc.                                  August 1, 1994 and amended
  (Class A)                                                   and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.                          August 1, 1994 and amended
  (Class A)                                                   and restated on May 3, 1995

Prudential Global Natural Resources Fund, Inc.                August 1, 1994 and amended
  (Class A)                                                   and restated on May 3, 1995

Prudential Government Income Fund, Inc.                       January 22, 1990 and
  (Class A)                                                   amended and restated on
                                                              April 13, 1995

Prudential Government Securities Trust                        November 20, 1990 and
  Money Market Series                                         amended and restated on
  U.S. Treasury Money Market Series                           July 1, 1993, May 2, 1995
                                                              and August 1, 1995

Prudential Growth Opportunity Fund, Inc.                      January 22, 1990 and
  (Class A)                                                   amended and restated on
                                                              July 1, 1993, August 1, 1994
                                                              and May 2, 1995


                                       2


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
Prudential High Yield Fund, Inc.                              January 22, 1990 and
   (Class A)                                                  amended and restated on
                                                              July 1, 1993, August 1, 1994
                                                              and May 2, 1995

Prudential Institutional Liquidity Portfolio, Inc.            November 20, 1987 and
                                                              amended and restated on

  Prudential Institutional Money Market Series                July 1, 1993 and
                                                              April 11, 1995

Prudential Intermediate Global Income Fund, Inc.              August 1, 1994 and amended
  (Class A)                                                   and restated on May 10, 1995

Prudential MoneyMart Assets                                   May 1, 1988 and amended
                                                              and restated on July 1, 1993
                                                              and May 10, 1995

Prudential Mortgage Income Fund, Inc.                         August 1, 1994 and amended
  (Class A)                                                   and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.                            August 1, 1994 and amended
  (Class A)                                                   and restated on May 3, 1995

Prudential Municipal Bond Fund                                August 1, 1994 and amended
  (Class A)                                                   and restated on May 3, 1995

         Insured Series
         High Yield Series
         Intermediate Series

Prudential Municipal Series Fund                              August 1, 1994 and amended
  (Class A)                                                   and restated on May 5, 1995

         Florida Series
         Hawaii Income Series
         Maryland Series
         Massachusetts Series
         Michigan Series
         New Jersey Series
         New York Series
         North Carolina Series
         Ohio Series
         Pennsylvania Series

                                       3

Prudential Municipal Series Fund

  Connecticut Money Market Series                             February 10, 1989 and
  Massachusetts Money Market Series                           amended and restated on
  New Jersey Money Market Series                              July 1, 1993 and May 5, 1995
  New York Money Market Series

Prudential National Municipals Fund, Inc.                     January 22, 1990 and
  (Class A)                                                   amended and restated on
                                                              July 1, 1993, August 1, 1994
                                                              and May 2, 1995

Prudential Pacific Growth Fund, Inc.                          August 1, 1994 and amended
   (Class A)                                                  and restated on June 5, 1995

Prudential Global Limited Maturity Fund, Inc.                 August 1, 1994 and amended
  (formerly Prudential Short-Term Global Income               and restated on June 5, 1995
  Fund Inc.)
  (Class A)

         Global Assets Portfolio
         Limited Maturity Portfolio

Prudential Special Money Market Fund                          January 12, 1990 and
      Money Market Series                                     amended and restated on
                                                              April 12, 1995

Prudential Structured Maturity Fund, Inc.                     August 1, 1994 and amended
  (Class A)                                                   and restated on June 14, 1995

         Income Portfolio

Prudential Tax-Free Money Fund, Inc.                          May 2, 1988 and
                                                              amended and restated on
                                                              July 1, 1993, May 2, 1995 and
                                                              August 1, 1995

Prudential U. S. Government Fund                              August 1, 1994 and amended
  (Class A)                                                   and restated on June 5, 1995

Prudential Utility Fund, Inc.                                 August 1, 1994 and amended
  (Class A)                                                   and restated on June 14, 1995


                                    EACH OF THE FUNDS LISTED ABOVE

                           By

                                    /s/ ROBERT F. GUNIA
                                    -------------------------------
                                    Robert F. Gunia
                                    Vice President

                                    PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.

                           By

                                    /s/ STEPHEN P. FISHER
                                    -------------------------------
                                    Stephen P. Fisher
                                    Vice President

AGREED TO AND ACCEPTED BY:

         PRUDENTIAL SECURITIES INCORPORATED

By

         /s/ BRENDAN BOYLE
         -----------------------------------
         Brendan Boyle
         Senior Vice President